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EXHIBIT (a)(1)(B)

        LETTER OF TRANSMITTAL

TO TENDER

AMERICAN DEPOSITARY SHARES, EACH REPRESENTING ONE NON-CUMULATIVE PREFERENCE SHARE, SERIES A, NOMINAL VALUE €0.30 PER SHARE,
OF
NATIONAL BANK OF GREECE S.A.

CUSIP: 633643507
Pursuant to the Offer to Purchase Dated May 31, 2013
By
National Bank of Greece S.A.

        This document relates to the offer by National Bank of Greece S.A., a limited liability stock company (société anonyme) organized under the laws of the Hellenic Republic (the "Bank") to purchase for cash up to 22,500,000 of the outstanding 25,000,000 American Depositary Shares (each, an "ADS" and collectively, the "ADSs"), each representing one of its Non-Cumulative Preference Shares, Series A, nominal value €0.30 per share (the "Preference Shares"), at a price of $12.50 per ADS, net to the seller in cash, less any applicable withholding taxes and without interest, after deduction of any other applicable fees and taxes (the "Tender Offer Consideration"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 31, 2013 (as it may be amended or supplemented, the "Offer to Purchase"), and this Letter of Transmittal (as it may be amended or supplemented, the "Letter of Transmittal," and together with the Offer to Purchase, the "Offer").

        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, JUNE 28, 2013 (BEING THE END OF THE DAY ON JUNE 28, 2013), UNLESS THE BANK EXTENDS THE OFFER (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION TIME"). HOLDERS OF ADSs ("ADS HOLDERS") MAY VALIDLY WITHDRAW TENDERED ADSs AT ANY TIME PRIOR TO THE EXPIRATION TIME.

        If more than 22,500,000 ADSs are validly tendered and not validly withdrawn prior to the Expiration Time, the Bank will purchase a pro rata amount of ADSs from each tendering ADS Holder, so that the Bank will purchase no more than 22,500,000 ADSs. In such event, the Tender Agent will calculate the proration factor by dividing 22,500,000 by the total number of ADSs validly tendered and not validly withdrawn prior to the Expiration Time. If, after the application of this proration factor, the number of ADSs the Bank would purchase from an ADS Holder includes a fractional ADS, the Tender Agent will make adjustments so that no fraction of an ADS is purchased from any ADS Holder.

        The Bank has agreed to pay to each Retail Processing Dealer (as defined in the Offer to Purchase) whose name appears in the appropriate space of a properly completed and executed Retail Processing Dealer Form provided in the letter sent by the Information Agent to brokers, dealers, commercial banks, trust companies and other nominees (the "Letter to Brokers") a retail processing fee equal to $0.125 per ADS validly tendered by beneficial owners holding ADSs and, in addition, who tender 10,000 or fewer ADSs, and accepted for purchase by the Bank, excluding any ADSs tendered by a Retail Processing Dealer for its own account, on the terms and conditions described in "Persons and Assets Employed in Connection with the Offer" in the Offer to Purchase.

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The Tender Agent for the Offer is:
The Bank of New York Mellon

Mail or deliver by courier this Letter of Transmittal, or a facsimile thereof (with original signatures(s)), together with the American Depositary Receipt(s) evidencing your ADS(s), to:

By registered, certified or express mail:	By overnight courier:
The Bank of New York Mellon Voluntary Corporate Actions—Suite V P.O. Box 43031 Providence, Rhode Island 02940-3031	The Bank of New York Mellon Voluntary Corporate Actions—Suite V 250 Royall Street Canton, Massachusetts 02021

Method of delivery of the ADS(s) is at the option and risk of the owner thereof. See Instruction 2.

        ALL QUESTIONS REGARDING THE OFFER SHOULD BE DIRECTED TO THE INFORMATION AGENT OR TO THE DEALER MANAGER AT THEIR RESPECTIVE ADDRESSES AND TELEPHONE NUMBERS AS SET FORTH ON THE BACK COVER PAGE OF THE OFFER TO PURCHASE.

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF ANY INSTRUCTION TO TENDER ("TENDER INSTRUCTION") VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE TENDER AGENT.

        YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW WITH SIGNATURE GUARANTEED IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 OR THE APPROPRIATE IRS FORM W-8, AS APPLICABLE.

        THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        Indicate under "Description of ADSs Tendered" on page 4 hereof the identity of the ADS Holders, the number of any American Depositary Receipts evidencing such ADSs ("ADRs") and the total number of ADSs being tendered to which this Letter of Transmittal relates.

        The purchase price per ADS is equal to the Tender Offer Consideration, to be paid by the Bank upon the terms and subject to the conditions set forth in the Offer to Purchase and this Letter of Transmittal, to ADS Holders for ADSs validly tendered but not withdrawn prior to the Expiration Time in connection with the Offer.

        Under no circumstances will interest on the purchase price for the ADSs be paid, regardless of any delay in making such payment.

        If we do not accept any tendered ADSs for any reason, or if ADRs representing such ADSs are submitted for more ADSs than are tendered, we will return ADRs for those unpurchased ADSs, without expense to the tendering ADS Holder (or, in the case of ADSs tendered by book-entry transfer of such ADSs, into the Tender Agent's account at The Depositary Trust Company ("DTC"), such ADSs will be credited to an account maintained with DTC and DTC will further credit to the appropriate DTC participant account) as promptly as practicable following the expiration or termination of the Offer.

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        ADS Holders may validly withdraw tendered ADSs at any time prior to the Expiration Time and as otherwise provided under applicable law.

        Indicate on the following page the ADSs to which this Letter of Transmittal relates. If the space provided on the following page is inadequate, list the ADR numbers and the total number of ADSs being tendered on a separately executed schedule and affix such schedule to this Letter of Transmittal.

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DESCRIPTION OF ADSs TENDERED (Please fill in. Attach separate schedule if needed)

Name(s) and address of registered ADS Holder(s) as name appears on the ADRs representing such ADSs or on the books of the Depositary
If there is any error in the name or address shown below, please make the necessary corrections
	ADR No(s)*	Number of ADSs**

TOTAL ADSs ☐

*	Need not be completed by ADS Holders tendering ADSs by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all ADSs described above are being surrendered hereby. See Instruction 4.

ADS Holders who hold ADSs in the Global BuyDIRECT Plan or in uncertificated form on the books of the Depositary may tender all or some of these ADSs by checking one box below:

Tender all of my ADSs in uncertificated form. ☐

Tender some of my ADSs in uncertificated form. ☐

Indicate number to be tendered in the box to the right. ☐

        If one of the above boxes is not checked, all ADSs held by the ADS Holder in the Global BuyDIRECT Plan or in uncertificated form on the books of the Depositary will be tendered.

        The names and addresses of the ADS Holders should be printed, if not already printed above, exactly as they appear on the ADRs representing the ADSs tendered hereby or on the books of the Bank of New York Mellon (the "Depositary"), if the ADSs are held in uncertificated form. The ADRs and the total number of ADSs held in the GlobalBuyDirect Plan or in uncertificated form represented that the undersigned wishes to tender should be indicated in the appropriate boxes.

        ADS HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE TENDER OFFER CONSIDERATION MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) THEIR ADSs PRIOR TO THE EXPIRATION TIME.

        By the execution hereof, the undersigned acknowledges receipt of the Offer to Purchase, dated May 31, 2013 and this Letter of Transmittal and the instructions hereto. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

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        This Letter of Transmittal is to be used by ADS Holders registered as holders of the ADSs on the books of the Depositary, pursuant to the procedures set forth in "The Offer—Procedure for Registered ADS Holders who Hold ADSs either in the form of ADRs or in Uncertificated Form" in the Offer to Purchase.

        The Offer is not being made to, nor will tenders of the ADSs be accepted from or on behalf of, ADS Holders in any jurisdiction in which making or accepting the Offer would not be in compliance with the laws of such jurisdiction.

        The undersigned has completed, executed and delivered this Letter of Transmittal, together with the related ADSs, to indicate the actions the undersigned desires to take with respect to the Offer.

        The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer to Purchase and this Letter of Transmittal should be directed to D.F. King Worldwide (the "Information Agent"), at the address and telephone numbers set forth on the back cover page of this Letter of Transmittal. See Instruction 11 below.

        ADS Holders that are tendering by book-entry transfer to the Tender Agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Tender Agent's DTC account. DTC will then send an Agent's Message to the Tender Agent for its acceptance. The term "Agent's Message" means a message transmitted by DTC, received by the Tender Agent and forming part of the book-entry confirmation, to the effect that: (i) DTC has received an express acknowledgment from a DTC participant in ATOP that it is tendering ADSs that are the subject of such book-entry confirmation, (ii) such DTC participant has received and agrees to be bound by the terms of this Letter of Transmittal and the Offer to Purchase and (iii) the agreement may be enforced against such DTC participant..

        If any ADR you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated, you should contact the Tender Agent at +1-888-BNY-ADRS or collect at 201-680-6825, regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the ADR may be subsequently re-circulated. You are urged to contact the Tender Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. The Tender Agent may charge holders an administrative fee for processing payment with respect to ADSs evidenced by lost ADRs.

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NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Bank the total number of ADSs indicated in the box entitled "Description of ADSs Tendered" on page 4 hereof.

        Subject to, and effective upon, the acceptance for purchase of, and payment for, the Tender Offer Consideration for the ADSs tendered with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Bank, all right, title and interest in and to the ADSs that are being tendered hereby, waives any and all other rights with respect to such ADSs (including without limitation, any existing or past defaults and their consequences in respect of such ADSs) and irrevocably releases and discharges the Bank from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, such ADSs, including without limitation, any claims that the undersigned is or are entitled to receive additional dividend payments with respect to the Preference Shares underlying such ADS or to participate in any redemption of such ADSs or the Preference Shares underlying them. The undersigned hereby irrevocably constitutes and appoints the Tender Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Tender Agent also acts as the agent of the Bank) with respect to such ADSs, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such ADSs and all evidences of transfer and authenticity to, or transfer ownership of, such ADSs on the account books maintained by DTC to, or upon the order of, the Bank, (ii) present such ADSs for transfer of ownership on the books of the Depositary and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs.

        The undersigned understands that tenders of ADSs may be withdrawn or revoked by written notice of withdrawal or revocation received by the Tender Agent at any time, subject to the withdrawal limitations set forth herein and in the Offer to Purchase at any time prior to the Expiration Time, but the Tender Offer Consideration shall not be payable in respect of any ADSs so withdrawn.

        The undersigned hereby represents and warrants that:

  (a)
  the undersigned has received the Offer to Purchase, and has reviewed and accepted the offer and distribution restrictions, terms, conditions, risk factors, and other considerations of the Offer, all as described in the Offer to Purchase, and has undertaken all the appropriate analysis of the implications of such Offer without reliance on the Bank, the Dealer Manager, the Depositary, the Tender Agent or the Information Agent;

  (b)
  subject to and effective upon acceptance for purchase of, and payment for, the ADSs tendered therewith, the undersigned (i) sells, assigns and transfers to or upon the order of the Bank all right, title and interest in and to all the ADSs tendered thereby, (ii) waives any and all other rights with respect to the ADSs (including, without limitation, the undersigned's waiver of any existing or past defaults and their consequences in respect of the ADSs), (iii) releases and discharges the Bank from any and all claims such ADS Holder may have now, or may have in the future, arising out of, or related to, the ADSs, including, without limitation, any claims that the undersigned is entitled to receive additional dividend payments with respect to the Preference Shares underlying the ADSs or to participate in any redemption of the Preference Shares or the ADSs;

  (c)
  it has full power and authority to tender, sell, assign and transfer the ADSs tendered, and that when such ADSs are accepted for purchase and payment by the Bank, the Bank will acquire

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    good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Tender Agent or the Bank to be necessary or desirable to complete the sale, assignment and transfer of any ADSs tendered. All authority conferred or agreed to be conferred by tendering through book-entry transfer shall survive the death or incapacity of the tendering ADS Holder and every obligation of the undersigned incurred in connection with the tender of its ADSs shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives;

  (d)
  the undersigned agrees that all questions as to the form of documents and validity, eligibility (including time of receipt), acceptance for payment and withdrawal of tendered ADSs will be determined by the Bank, in its sole discretion, and its determination will be final and binding. The Bank reserves the absolute right to reject any and all tenders of ADSs that it determines are not in proper form or for which the acceptance for payment or payment may, in the opinion of its counsel, be unlawful. The Bank also reserves the absolute right in its sole discretion to waive any of the conditions of the Offer or any defect or irregularity in the tender of ADSs of the undersigned, whether or not similar conditions, defects or irregularities are waived in the case of the other ADS Holders. The Bank's interpretation of the terms and conditions of the Offer will be final and binding. None of the Bank, the Dealer Manager, the Depositary, the Tender Agent, the Information Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders or any notices of withdrawal or will incur any liability for failure to give any such notice;

  (e)
  other than as provided by the Offer in "Taxation" in the Offer to Purchase and "Important Tax Information" in this Letter of Transmittal, no information has been provided to the undersigned by the Bank, the Dealer Manager, the Depositary, the Tender Agent, or the Information Agent, or any of their respective directors or employees, with regard to the tax consequences for the undersigned arising from the tendering of ADSs, and the undersigned acknowledges that it is solely liable for any taxes and similar or related payments imposed on it under the laws of any applicable jurisdiction as a result of its participation in the Offer, and agrees that it will not and does not have any right of recourse (whether by way of reimbursement, indemnity or otherwise) against the Bank, the Dealer Manager, the Depositary, the Tender Agent, or the Information Agent, or any of their respective directors or employees, or any other person in respect of such taxes and payments;

  (f)
  the undersigned is not a person to whom it is unlawful to make an invitation pursuant to the Offer under applicable securities laws and it has (before submitting, or arranging for the submission on its behalf, as the case may be, of the Tender Instruction in respect of the ADSs) complied with all laws and regulations applicable to it for the purposes of its participation in the Offer;

  (g)
  the undersigned agrees to ratify and confirm each and every act or thing that may be done or effected by the Bank, any of its directors or any person nominated by the Bank in the proper exercise of his or her powers and/or authority hereunder;

  (h)
  the terms and conditions of the Offer shall be deemed to be incorporated in, and form a part of, the Tender Instruction which shall be read and construed accordingly;

  (i)
  the undersigned agrees to do all such acts and things as shall be necessary and execute any additional documents deemed by the Bank to be desirable, in each case to complete the

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    transfer of its ADSs to the Bank, and/or to perfect any of the authorities expressed to be given hereunder; and

  (j)
  the undersigned has observed the laws of all relevant jurisdictions; obtained all requisite governmental, exchange control or other required consents; complied with all requisite formalities; and paid any issue, transfer or other taxes or requisite payments due from it in each respect in connection with any offer or acceptance in any jurisdiction, and the undersigned has not taken or omitted to take any action in breach of the terms of the Offer or which will or may result in the Bank, the Dealer Manager, the Depositary, the Tender Agent, the Information Agent, or any other person acting in breach of the legal or regulatory requirements of any such jurisdiction in connection with the Offer.

        The undersigned understands that tenders of ADSs pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and acceptance thereof by the Bank will constitute a binding agreement between the undersigned and the Bank, upon the terms and subject to the conditions of the Offer.

        For purposes of the Offer, the undersigned understands that the Bank will be deemed to have accepted for purchase validly tendered ADSs if, as and when the Bank gives oral or written notice thereof to the Tender Agent.

        The undersigned understands that the Bank's obligation to accept for payment, and to pay for, ADSs validly tendered, is subject to satisfaction of the conditions set forth in "The Offer—Conditions of the Offer" in the Offer to Purchase. Any ADSs not accepted for purchase will be returned as promptly as practicable to the undersigned at the address set forth above unless otherwise indicated herein under "Special Delivery Instructions" below.

        All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

        The undersigned understands that the delivery and surrender of the ADSs is not in and of itself effective, and the risk of loss of the ADSs does not pass to the Tender Agent until receipt by the Tender Agent of this Letter of Transmittal properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Bank or receipt of an Agent's Message. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of ADSs will be determined by the Bank, in its sole discretion, whose determination shall be final and binding.

        Unless a different name is indicated under "Special Payment Instructions" below, please issue the check from the Tender Agent for the Tender Offer Consideration for any ADSs tendered hereby that are purchased, and/or return or reissue any ADR evidencing ADSs not tendered or not accepted for purchase in the name(s) of the ADS Holder(s) appearing under "Description of ADSs Tendered." Similarly, unless a different address is indicated under "Special Delivery Instructions," please mail the check for the Tender Offer Consideration and/or return or reissue any ADRs evidencing such ADSs not tendered or not accepted for purchase (and accompanying documents, as appropriate) to the addressees of the ADS Holder(s) appearing under "Description of ADSs Tendered." In the event that both the "Special Payment Instructions" and the "Special Delivery Instructions" are completed, please issue the check for the Tender Offer Consideration and/or return or reissue any ADRs evidencing such ADSs not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the person or persons so indicated. In the case of a book-entry delivery of ADSs, please credit DTC

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who will further allocate to the appropriate DTC participant any ADSs not tendered or not accepted for payment. The undersigned recognizes that the Bank does not have any obligation pursuant to the "Special Payment Instructions" to transfer any ADSs from the name of the ADS Holder thereof if the Bank does not accept for payment any of the ADSs so tendered.

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 PLEASE SIGN HERE
(To be completed by all tendering registered ADS Holders unless an Agent's Message is delivered in connection with a book-entry transfer of such ADSs)

(Please also complete the Substitute Form W-9 beginning on page 19 or the appropriate IRS Form W-8, as applicable)

Signature(s) of ADS Holder(s)
Dated:

        This Letter of Transmittal must be signed by the registered ADS Holder(s) exactly as their name(s) appear(s) on ADRs representing such ADSs or on a security position listing or by person(s) authorized to become registered ADS Holder(s) by certificates and documents transmitted with this Letter of Transmittal. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instructions 1 and 6 below.

Name(s):
(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Daytime Area Code and
Telephone Number:

Taxpayer Identification or
Social Security No.:
(See Substitute Form W-9 or the appropriate IRS Form W-8, as applicable)

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 GUARANTEE OF SIGNATURE(S)
(If required—See Instructions 1 and 6)

Authorized Signature
Name (Please Print)
Name of Firm
Address (include Zip Code)
(Area Code) Telephone No.
Dated:

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 SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 6, 7, 8 and 12)

        To be completed ONLY if ADRs not tendered or not accepted for payment and/or the check for the Tender Offer Consideration in consideration for the ADSs accepted for payment are to be issued in the name of someone other than the undersigned, or if ADSs tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC (as the book entry transfer facility) other than that designated above.

Issue check and/or ADRs to:

Name(s):
(Please Print)
Address:
(Include Zip Code)
(Taxpayer Identification or Social Security No.)

(Also complete Substitute Form W-9 below or the appropriate IRS Form W-8, as applicable)

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SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 6, 7, 8 and 12)

        To be completed ONLY if ADRs not tendered or not purchased and/or the check for the Tender Offer Considertion of the ADSs purchased are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled "Description of ADSs Tendered" above.

Mail check and/or ADRs to:

Name(s):
(Please Print)
Address:
(Include Zip Code)
Daytime Area Code and Telephone Number:
Taxpayer Identification or Social Security No:

(Also complete Substitute Form W-9 below or the appropriate IRS Form W-8, as applicable)

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 INSTRUCTIONS

Forming part of the terms and conditions of the Offer

        To complete the Letter of Transmittal, you must do the following:

  •
  Fill in the box entitled "Description of ADSs Tendered."

  •
  Sign and date the Letter of Transmittal directly under "Please Sign Here."

  •
  Fill in and sign in the box entitled "Substitute Form W-9" (in the case of an ADS Holder that is a U.S. person) or provide the appropriate IRS Form W-8 (in the case of an ADS Holder that is not a U.S. person).

        In completing the Letter of Transmittal, you may (but are not required to) also do the following:

  •
  If you want the payment for any ADSs tendered issued in the name of another person, complete the box entitled "Special Payment Instructions."

  •
  If you want any ADRs representing ADSs not tendered or ADSs not purchased issued in the name of another person, complete the box entitled "Special Payment Instructions."

  •
  If you want any payment for ADSs or ADRs representing ADSs not tendered or purchased delivered to an address other than that appearing under your signature, complete the box entitled "Special Delivery Instructions."

        If you complete the box entitled "Special Payment Instructions" or "Special Delivery Instructions," you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Letter of Transmittal is signed by an Eligible Institution.

        1.    Guarantee of Signatures.    All signatures on this Letter of Transmittal must be guaranteed by a financial institution eligible which is a participant in the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program or any other "eligible guarantor institution," as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution" and collectively, "Eligible Institutions"), unless (a) this Letter of Transmittal is signed by the registered ADS Holder(s) (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of such ADSs) of the ADSs tendered by this Letter of Transmittal and such holder(s) has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal or (b) the ADSs tendered by this Letter of Transmittal are tendered for the account of an Eligible Institution. If an ADR is registered in the name of a person other than the person signing this Letter of Transmittal, or if payment is to be made to, or an ADR for unpurchased ADSs is to be issued or returned to, a person other than the registered holder(s), then such tendered ADR must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered ADS Holder(s) appear on such ADR, with the signatures on such ADR or stock powers guaranteed by an Eligible Institution as described above. See Instruction 6.

        2.    Delivery of Letter of Transmittal and ADRs or Book-Entry Confirmations.    This Letter of Transmittal is to be used if ADRs evidencing ADSs are to be forwarded with this Letter of Transmittal. If delivery of ADSs is to be made by book-entry transfer to an account maintained by the Tender Agent at DTC pursuant to the procedures set forth under "The Offer—Procedure for Tendering ADSs" of the Offer to Purchase, ADS Holders may use an Agent's Message or this Letter of Transmittal. ADSs evidencing all tendered ADSs, or timely confirmation of a book-entry transfer of such ADSs ("Book-Entry Confirmation") into the Tender Agent's account at the DTC, together with a properly completed and duly executed Letter of Transmittal (or facsimile of the Letter of Transmittal with

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original signature(s)), or an Agent's Message in the case of book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Tender Agent at one of its addresses set forth in this Letter of Transmittal prior to the Expiration Time. If ADRs are forwarded to the Tender Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

        THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, ADRs AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND SOLE RISK OF THE TENDERING ADS HOLDER, AND THE DELIVERY WILL BE CONSIDERED TO BE MADE ONLY WHEN ACTUALLY RECEIVED BY THE TENDER AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS ENCOURAGED AND STRONGLY RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED FOR SUCH DOCUMENTS TO REACH THE TENDER AGENT PRIOR TO THE EXPIRATION TIME.

        No alternative, conditional or contingent tenders will be accepted and no fractional ADSs will be purchased. ADS Holders may tender only whole ADSs, subject to any restrictions imposed by DTC or a Clearing System, if any. No fractional ADSs will be purchased. If, after application of the proration factor, the number of ADSs the Bank would purchase from an ADS Holder includes a fractional ADS, the Tender Agent will make adjustments so that no fraction of an ADS is purchased from any ADS Holder. By execution of the Letter of Transmittal (or facsimile of the Letter of Transmittal with original signature(s)), all tendering ADS Holders waive any right to receive any notice of the acceptance of their ADSs for payment.

        All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of ADSs will be determined by the Bank, in its sole discretion. The Bank reserves the absolute right to reject any or all tenders determined by the Bank not to be in proper form or the acceptance of or payment for which may be unlawful. The Bank also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in any tender of ADSs of any particular ADS Holder, whether or not similar defects or irregularities are waived in the case of other ADS Holders. All questions as to the interpretation of the terms and conditions of the Offer will be determined by the Bank, in its sole discretion. No tender of ADSs will be deemed to have been validly made until all defects and irregularities with respect to the tender have been cured to the satisfaction of the Bank or waived by the Bank. None of the Bank, the Tender Agent, the Dealer Manager, the Depositary, the Information Agent or any other person or entity will be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Bank's interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the instructions hereto) will be in its sole discretion.

        3.    Inadequate Space.    If the space provided in this Letter of Transmittal under "Description of ADSs Tendered" is inadequate, the ADR numbers and/or the number of ADSs tendered should be listed on a separate schedule and attached to this Letter of Transmittal.

        4.    Withdrawal of Tenders.    ADSs validly tendered in connection with the Offer may be validly withdrawn at any time prior to the Expiration Time or as otherwise required by law. Otherwise, any ADSs not validly withdrawn prior to the Expiration Time may not be validly withdrawn unless the Bank extends the Expiration Time for the Offer.

        5.    Partial Tenders (Not Applicable to ADS Holders who Tender by Book-Entry Transfer).    If fewer than all the ADSs represented by any ADRs delivered to the Tender Agent with this Letter of

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Transmittal are to be tendered, fill in the number of ADSs which are to be tendered in the box entitled "Number of ADSs Tendered." In such cases, a new ADR representing the remainder of the ADSs that were represented by the ADR delivered to the Tender Agent with this Letter of Transmittal will be sent to each person signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" in this Letter of Transmittal, as promptly as practicable after the Expiration Time. All ADRs represented by ADRs delivered to the Tender Agent will be deemed to have been tendered unless otherwise indicated.

        6.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered ADS Holder(s) of the ADSs tendered by this Letter of Transmittal, the signature(s) must correspond with the name(s) as written on the face of the ADRs evidencing such ADSs without alteration, enlargement or any other change whatsoever.

        If any ADS tendered by this Letter of Transmittal is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

        If any of the ADSs tendered by this Letter of Transmittal are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such ADSs.

        If this Letter of Transmittal is signed by the registered ADS Holder(s) of the ADSs tendered by this Letter of Transmittal, no endorsements of ADRs or separate stock powers are required, unless payment is to be made to, or ADRs for unpurchased ADSs are to be issued in the name of, a person other than the registered ADS Holder(s), in which case, the ADR(s) representing the ADSs tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered ADS Holder(s) appear on such ADR(s). Signatures on such ADRs(s) and stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered ADS Holder(s) of the ADSs tendered by this Letter of Transmittal, the ADR(s) representing the ADSs tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered ADS Holder(s) appear(s) on such ADR(s). Signatures on such ADR(s) and stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any ADR or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Bank of such person's authority to so act must be submitted.

        7.    Transfer Taxes.    Except as otherwise provided in this Instruction 7, the Bank will pay all stock transfer taxes with respect to the sale and transfer of any ADSs to it or its order pursuant to the Offer. If, however, payment of the Tender Offer Consideration for ADSs purchased is to be made to, or ADR(s) representing ADSs not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from Tender Offer Consideration for such ADSs purchased, unless evidence satisfactory to the Bank of the payment of such taxes, or exemption therefrom, is submitted.

        Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the ADR(s) representing the ADSs tendered by this Letter of Transmittal.

        8.    Special Payment and Delivery Instructions.    Tendering ADS Holders should indicate in the applicable box or boxes the name and address to which ADSs not tendered or not accepted for

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purchase or checks constituting payments for ADSs to be purchased in connection with the Offer are to be issued or sent, if different from the name and address of the registered ADS Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, ADSs not tendered or not accepted for purchase will be returned to the registered ADS Holder. For ADS Holders tendering by book-entry transfer, ADSs not tendered or not accepted for purchase will be returned by crediting the account at DTC designated above.

        9.    Waiver of Conditions.    The Bank expressly reserves the absolute right, in its sole discretion, to waive any of the conditions to the Offer in the case of any ADSs tendered, in whole or in part, at any time and from time to time. See "The Offer—Conditions of the Offer" of the Offer to Purchase.

        10.    Lost, Destroyed or Stolen ADRs.    If any ADR(s) representing ADSs have been lost, destroyed or stolen, the ADS Holder should promptly notify the Tender Agent at +1-888-BNY-ADRS or collect at 201-680-6825. The ADS Holder will then be instructed as to the steps that must be taken in order to replace the ADR(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed ADRs have been followed. The Tender Agent may charge holders an administrative fee for processing payment with respect to ADSs represented by lost ADRs.

        11.    Questions and Requests for Assistance or Additional Copies.    Questions regarding the terms of the Offer or relating to the procedure for tendering ADSs and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent and the Dealer Manager, whose address and telephone numbers appear on the back page of this Letter of Transmittal.

        12.    Backup Withholding; Substitute Form W-9.    To avoid backup withholding, unless an exemption applies and is adequately established, an ADS Holder that is a U.S. person (as defined for United States federal income tax purposes) must provide the Tender Agent with such ADS Holder's correct taxpayer identification number ("TIN") and certify under penalties of perjury that the TIN is correct and that such ADS Holder is not subject to backup withholding by completing the Substitute Form W-9 included in the Letter of Transmittal. A tendering ADS Holder must cross out item (2) in the "Certification" of the Substitute Form W-9 if the ADS Holder has been notified by the Internal Revenue Service (the "IRS") that such ADS Holder is subject to backup withholding. If an ADS Holder does not provide (a) its correct TIN and fails to provide the certifications described above or (b) an otherwise adequate basis of exemption, the IRS may impose a penalty on such ADS Holder and any payment made to such ADS Holder pursuant to the Offer may be subject to backup withholding at a rate of 28%. If the tendering ADS Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such ADS Holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Tender Agent is not provided with a TIN by the time of payment, the Tender Agent will withhold 28% from any payments of the Tender Offer Consideration to such ADS Holder. A tendering ADS Holder that is not a U.S. person may qualify as an exempt recipient by submitting to the Tender Agent a properly completed IRS Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (which the Tender Agent will provide upon request) signed under penalties of perjury, attesting to that ADS Holder's exempt status. Such ADS Holder should consult a tax advisor to determine which form is appropriate.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF WITH ORIGINAL SIGNATURE(S)), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE

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CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE TENDER AGENT PRIOR TO THE EXPIRATION TIME, AND EITHER ADRs FOR TENDERED ADSs MUST BE RECEIVED BY THE TENDER AGENT OR ADSs MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION TIME.

 IMPORTANT TAX INFORMATION

        An ADS Holder whose tendered ADSs are accepted for payment and who is a U.S. person (as defined for United States federal income tax purposes) is required to provide the Tender Agent with such ADS Holder's correct TIN on the Substitute Form W-9 below or otherwise establish to the satisfaction of the Tender Agent an adequate basis for exemption from backup withholding. If such ADS Holder is an individual, the TIN is such ADS Holder's social security number. If the Tender Agent is not provided with the correct TIN or an adequate basis for exemption, payments made to such ADS Holder with respect to ADSs purchased pursuant to the Offer may be subject to backup withholding of 28% and the ADS Holder may be subject to a penalty imposed by the IRS.

        Certain ADS Holders (including, among others, corporations and certain foreign individuals and entities) are not subject to these backup withholding requirements. Exempt ADS Holders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Tender Agent a properly completed IRS Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (instead of a Substitute Form W-9), signed under penalties of perjury, attesting to such ADS Holder's exempt status. ADS Holders are urged to consult their own tax advisors to determine whether they are exempt from or otherwise not subject to backup withholding.

        If backup withholding applies, the Tender Agent is required to withhold and pay over to the IRS 28% of the purchase price paid to the ADS Holder or other payee. Backup withholding is not an additional federal income tax. Any amounts withheld under the backup withholding rules from payments made to an ADS Holder may be refunded or credited against such ADS Holder's United States federal income tax liability, if any, provided that the required information is timely furnished to the IRS. If the required information is furnished to the IRS in a timely manner, the federal income tax liability of persons subject to backup withholding may be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

        To prevent backup withholding on any payments that are made to an ADS Holder that is a U.S. person with respect to ADSs purchased pursuant to the Offer, the ADS Holder is required to provide the Tender Agent with (i) the ADS Holder's correct TIN by completing the Substitute Form W-9 below, certifying under penalties of perjury (a) that the TIN provided on the Substitute Form W-9 is correct, (b) that such ADS Holder is not subject to backup withholding because (A) the ADS Holder is exempt from backup withholding, (B) the ADS Holder has not been notified by the IRS that the ADS Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified the ADS Holder that the ADS Holder is no longer subject to backup withholding, and (c) that such ADS Holder is a U.S. person (including a United States resident alien), or (ii) if applicable, an adequate basis for exemption.

What Number to Give the Tender Agent

        The ADS Holder is required to give the Tender Agent the TIN (e.g., social security number or employer identification number) of the record holder of the ADSs tendered by this Letter of

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Transmittal. If the ADSs are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the Tender Agent is not provided with a correct TIN in connection with such payments, the ADS Holder may be subject to a $50 penalty imposed by the IRS. If the registered ADS Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the ADS Holder should write "Applied For" in the space for the TIN on the Substitute Form W-9, sign and date the Substitute Form W-9, and sign the attached "Certificate of Waiting Taxpayer Identification Number." If the attached "Certificate of Awaiting Taxpayer Identification Number" is signed, the Bank or the Tender Agent, as the case may be, will withhold at a rate equal to 28% on payments made to the ADS Holder provides a TIN within 60 days.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

Substitute Form W-9 Request for Taxpayer Identification Number and Certification

    Name as shown on account (if joint, list first and circle name of the person or entity whose number you enter below)

Name:

Address:

City, State, and Zip Code:

    Please check the appropriate box indicating your status:

    ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Limited liability company (enter the classification D=disregarded entity, C=corporation, P=partnership) ☐ Other ☐ Exempt from backup withholding

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SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	TAXPAYER IDENTIFICATION NO. FOR ALL ACCOUNTS	Social Security Number
Payer's Request for Taxpayer Identification Number (TIN)	Enter your taxpayer identification number in the appropriate box.	Employer Identification Number
For most individuals this is your social security number. If you do not have a number, see the enclosed Guidelines.
Note: If the account is in more than one name, see the chart in the enclosed Guidelines on which number to give the payer.

Certification—Under penalties of perjury, I certify that:

(1)
the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2)
I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and

(3)
I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2). The certification requirement does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement account, and payments other than interest and dividends. Also see "Signing the Certification" under "Specific Instructions" in the enclosed Guidelines.

SIGNATURE	DATE

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

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        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE SPACE FOR THE "TIN" ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under the penalty of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld until I provide a number.

Signature	Date

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        You may direct questions and requests for assistance to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. You may obtain additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials from the Information Agent, and they will be furnished promptly at our expense. You may also contact your broker or other securities intermediary for assistance concerning the Offer.

The Information Agent for the Offer is:
D.F. King Worldwide

In New York:
48 Wall Street, 22nd Floor
New York, New York 10005
Attn: Elton Bagley
(Toll-Free): (800) 967-4617
(Collect): (212) 269-5550

In London:
Citypoint, 11th Floor
1 Ropemaker Street
London, EC2Y 9AW
Attn: Damian Wakin / Katerina Papamichael
Call: +44 20 7920 9700

Email: nbg@king-worldwide.com

The Dealer Manager for the Offer is:
Bank of America Merrill Lynch
Merrill Lynch, Pierce Fenner & Smith Incorporated
Attention: Liability Management Group
214 North Tryon Street, 21st Floor
Charlotte, North Carolina 28255
Collect: +1-980-683-3215
U.S. Toll Free: +1-888-292-0070	Merrill Lynch International
2 King Edward Street
London EC1A 1HQ
United Kingdom
Attn: John Cavanagh, +44 20 7995 3715
john.m.cavanagh@baml.com
Tommaso Gros-Pietro, +44 20 7995 2324
tommaso.gros-pietro@baml.com

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  EXHIBIT (a)(1)(B)
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PLEASE SIGN HERE (To be completed by all tendering registered ADS Holders unless an Agent's Message is delivered in connection with a book-entry transfer of such ADSs) (Please also complete the Substitute Form W-9 beginning on page 19 or the appropriate IRS Form W-8, as applicable)
GUARANTEE OF SIGNATURE(S) (If required—See Instructions 1 and 6)
SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 6, 7, 8 and 12)
Issue check and/or ADRs to
SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 6, 7, 8 and 12)
Mail check and/or ADRs to
INSTRUCTIONS
Forming part of the terms and conditions of the Offer
IMPORTANT TAX INFORMATION
Substitute Form W-9 Request for Taxpayer Identification Number and Certification